Summary Prospectus    January 28, 2022

JOHCM Global Income Builder Fund

Class	/ Ticker	Institutional Shares	JOBIX	Advisor Shares	JOFIX	Investor Shares	JOIIX	Class Z Shares	(Not currently offered)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2022, as revised from time to time, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to https://www.johcm.com/us/how-to-invest/222/prospectus-sai, call 866-260-9549 (toll free) or 312-557-5913, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling toll-free 866-260-9549 or 312-557-5913. If you own your shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by calling toll-free 866-260-9549 or 312-557-5913 or by contacting your financial intermediary.

Investment Objective

The investment objective of the JOHCM Global Income Builder Fund (the “Fund”) is to seek a level of current income that is consistent with the preservation and long-term growth of capital in inflation-adjusted terms.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		Advisor Shares		Investor Shares		Class Z Shares
Management Fee	0.67%		0.67%		0.67%		0.67%
Distribution (Rule 12b-1) Fees	None		0.10%		0.25%		None
Other Expenses[1]	0.12%		0.12%		0.12%		0.12%
Acquired Fund Fees and Expenses[2]	0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	0.80%		0.90%		1.05%		0.80%
Fee Waivers and Reimbursements[3]	(0.07%	)	(0.07%	)	(0.07%	)	(0.07%	)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.73%		0.83%		0.98%		0.73%
[1]

Other Expenses have been adjusted from amounts incurred during the JOHCM Global Income Builder Fund’s most recent fiscal year to reflect estimated current expenses. The JOHCM Global Income Builder Fund, a series of Advisers Investment Trust, is the predecessor to the Fund (the “Predecessor Fund”).

[2]	Expenses associated with investments in underlying investment companies are excluded from the contractual expense limitation.
[3]

JOHCM (USA) Inc (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.72%, 0.82%, 0.97%, and 0.72% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until January 28, 2023. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.72%, 0.82%, 0.97%, and 0.72% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example and for the first year of the 3, 5 and 10 year examples.

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Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$75	$248	$437	$983
Advisor Shares	$85	$280	$492	$1,101
Investor Shares	$100	$327	$573	$1,276
Class Z Shares	$75	$248	$437	$983

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recently completed fiscal year, the portfolio turnover rate of the Fund was 92.03% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by applying a bottom-up, long-term global value investing philosophy across a broad range of asset classes. In a bottom-up approach, companies and securities are researched and chosen individually.

The Fund normally will invest in a wide range of income-producing equity securities of U.S. and non-U.S. companies, including common stocks that offer attractive dividend yields. The Fund’s equity securities include direct and indirect investments in common and preferred stocks, and include rights and warrants to subscribe to common stock or other equity securities. The Fund may obtain its exposure to equity securities indirectly through participatory notes and depositary receipts. The Fund also normally will invest in a wide range of fixed income instruments from markets in the United States and multiple countries around the world such as high-yield instruments (commonly referred to as ‘‘junk bonds’’), investment grade instruments, sovereign debt, loans and loan participations. The Fund maintains flexibility to have significant exposure to high-yield instruments in response to current market conditions. The Fund may invest in securities of any maturity or investment rating, as well as unrated securities, and will normally invest in hybrid securities that embody elements of both equity and fixed income securities such as preferred shares and convertible bonds. The Fund may invest in initial public offerings (“IPOs”) and real estate investment trusts (“REITs”). While the Fund may hold investments in non-income producing securities, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) will be comprised of income producing securities.

The Fund anticipates that it may also invest in contingent convertible securities, and may enter into derivatives transactions and various other hedging assets that the portfolio managers believe will reduce the overall volatility of the Fund, protecting capital, in certain market environments. Such hedging assets may include, but are not limited to: exchange-traded funds and commodity-linked investment vehicles that primarily invest in gold and precious metals; inflation-linked investments; currency hedging instruments such as currency forward contracts and currency futures; futures contracts, including interest-rate futures, which are exchange-traded contracts in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit, Treasury futures, and “e-mini” futures contracts representing a fraction of the value of a corresponding standard futures contract; and

options on futures contracts. The Fund may also use hedging and derivative instruments to reduce certain risk exposures present in the Fund’s holdings. The Fund may also engage in short sales or take short positions for hedging or other investment purposes.

As part of its investment strategy, the Fund may invest in exchange-traded and over-the-counter derivative instruments, including interest rate, credit, index, and currency futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; bonds for forward settlement; options, including buying and selling puts and calls; and equity-linked notes.

As a multi-asset portfolio, the Fund invests in the various asset classes described above and may shift its investments from one asset class to another. The portfolio managers believe that maintaining this flexible approach is critical to avoiding pockets of overvalued securities. The Adviser also seeks to preserve flexibility across geographic areas and company size. As a result, the Fund may invest in securities of companies of any market capitalization or domicile. The Adviser anticipates that, under normal circumstances, the Fund will invest in a portfolio of between 30% and 70% common equity securities, with the balance of its assets invested in fixed income securities, hedging assets (as defined below), and cash or cash equivalents. However, the Adviser maintains the ability to adjust the Fund’s allocations as needed to adapt the portfolio to various income, market, and valuation environments. In pursuing the Fund’s investment objective, under normal circumstances, at least 40% of the Fund’s investments will be in issuers located outside of the United States or in issuers that derive a significant proportion of their revenues or profits from goods produced or sold, investments made, or services performed outside the United States or have at least 50% of its assets situated outside the United States (“non-U.S. issuers”). If market conditions are deemed unfavorable the Fund reserves the right to invest as little as 30% of its assets in non-U.S. issuers.

Pursuant to a value investing philosophy, the Fund seeks to invest in securities the portfolio managers believe provide a discount (or “margin of safety”) between a security’s price and what the portfolio managers believe to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). The Adviser examines economic, financial, and other qualitative and quantitative factors to evaluate a security’s value. In order to estimate the intrinsic value of a business, the Adviser will assess the overall quality of the business, including the competitive advantages that it enjoys, such as economies of scale, customer captivity, and access to scarce resources. The Adviser will also consider a variety of other factors, such as the strength of the issuer’s balance sheet and the quality of its management team. The outcome of this analysis is then compared to the security’s current value to determine if it is over- or underpriced. To this end the Fund’s investments and strategy may at times be viewed as contrarian. The portfolio managers believe that investing when such a margin of safety is present can help reduce the likelihood of permanent loss of capital, as opposed to temporary losses due to shifting investor sentiment or other normal asset price volatility. The Fund may consider selling a security as it reaches the portfolio managers’ estimate of the company’s value if the portfolio managers believe that the company’s underlying business is deteriorating or if the portfolio managers identify a security that they believe offers a better investment opportunity.

Additionally, as part of the investment process, the portfolio managers consider financially material environmental, social and governance (“ESG”) factors to evaluate and monitor the securities in the Fund’s investment universe. The portfolio managers combine internal ESG assessments, third-party data (sources may include Sustainalytics, ISS and/or MSCI) and an ESG scoring mechanism in constructing the Fund’s

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portfolio. The Adviser believes there are long-term benefits in investing in companies with strong records for managing ESG risks, advancing sustainable development goals and applying good corporate governance.

The Fund will seek to invest in companies that the portfolio managers believe have high quality management teams, strong balance sheets, and defensible businesses models; however the valuation of the specific investment under consideration is the most important criteria. As a result, the Fund may invest in securities of issuers which do not encompass all or, in some cases, any of the above qualities, if the portfolio managers believe the security is significantly undervalued and an exceptional margin of safety exists. In general, the lower the quality of the issuer’s business, the higher the margin of safety that is required.

The margin of safety-based approach is common to both equity and debt investments, as the Adviser requires a similar buffer when lending to an issuer through the purchase of its debt securities. In this regard, a margin of safety can be viewed as similar to a “loan-to-value” ratio relative to the underlying business’s intrinsic value. As a result, the assessment of a debt instrument for purchase will require a similar business quality evaluation as described above. The “seniority” of the debt instrument relative to other claims on the issuer’s assets and business is also central to investment decisions.

In general, the decision to allocate incremental capital to a security in one asset class versus another is based on a bottom-up assessment of the relative merits of the specific security being considered for investment as opposed to a top-down down view of asset class returns or macroeconomic predictions.

Principal Investment Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear. The Fund should only be purchased by investors seeking current income and long-term growth of capital who can withstand the share price volatility of equity and fixed income investing with a focus on securities of any market capitalization.

Value Investing Risk.  Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

Asset Allocation Risk.  The risk that if the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.

Equity Securities Risk.  The risk that events negatively affecting issuers, industries, or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

ESG Factor Risk.  Considering ESG factors when evaluating an investment may result in the selection or exclusion of certain investments based on the Adviser’s view of these factors and carries the risk that the Fund may underperform funds that do not take ESG factors into account. In evaluating an issuer, the Adviser may be dependent upon information and data obtained through voluntary reporting by issuers or third-party research that may be incomplete, inaccurate or unavailable, which could impact the portfolio managers’ assessment of related risks and opportunities.

Fixed Income Risk.  Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

Management Risk.  The Adviser’s judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated.

IPO Risk.  The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Non-U.S. Securities Risk.  Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Emerging Markets Risk.  In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.

Currency Risk.  Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints.

Credit Risk.  An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

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High Yield (“Junk Bond”) Investments Risk.  Below investment grade fixed income securities, also known as “junk bonds,” are not investment grade and are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.

Small-Cap and Mid-Cap Company Risk.  The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.

Commodities Related Investment Risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts, and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both fixed income securities and equity securities and are subject to risks associated with both fixed income and equity securities. Certain “triggering events” may cause the Fund to lose the principal amount invested in a contingent convertible security and coupon payments on contingent convertible securities may be discretionary and cancelled by the issuer. Due to these factors, the value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Derivatives Risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Equity-Linked Instruments Risk.  There is a risk that, in addition to market risk and other risks of the referenced equity security, the Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment.

ETF Risk.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests. In addition, the value of commodity-linked ETFs may be affected by changes in overall market movements, commodity index volatility, change in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. The prices of commodity-related ETFs may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds, and cash.

Hedging Risk.  Hedging is a strategy in which the Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Regulatory Risk.  Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

REIT and Real Estate-Related Investment Risk.  Adverse changes in the real estate markets may affect the value of REIT investments.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment.

Sovereign Debt Risk.  Sovereign debt instruments are subject to the risk that a governmental entity may delay, refuse, or be unable to pay interest or repay principal on its sovereign debt. This risk is heightened for emerging and frontier market issuers, for government entities in countries experiencing economic downturns, or both.

Performance Information

The Fund commenced operations upon the reorganization of the Predecessor Fund into the Fund on July 19, 2021. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a custom-blended index. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional Shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.

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Annual Total Returns – Institutional Shares for year ended December 31*

Best quarter:	04/01/2020	06/30/2020	10.80%
Worst quarter:	01/01/2020	03/31/2020	(15.76%	)

*	The Fund’s fiscal year end is September 30. The Fund’s most recent quarterly return (since the end of the last fiscal year) through December 31, 2021 was 4.77%.

Average Annual Total Returns – for the Periods Ended December 31, 2021

	1 Year		Since Inception^
Institutional Shares – Before Taxes	13.07%		7.14%
Institutional Shares – After Taxes on Distributions	11.17%		5.73%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares	8.32%		5.04%
MSCI World Index (reflects no deductions for fees or expenses)*	21.82%		13.48%
Bloomberg Barclays US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	(1.54%	)	3.57%
ICE BofAAML BB-B Global High Yield Constrained Index (reflects no deductions for fees, expenses, or taxes)	0.68%		4.65%
MSCI World High Dividend Yield Index (reflects no deductions for fees or expenses)*	15.83%		7.33%
60% MSCI World High Dividend Yield/ 20% Bloomberg Barclays US Aggregate Bond Index/ 20% ICE BofAML BB-B Global High Yield Constrained (reflects no deductions for fees or expenses) *, **	9.21%		6.26%
Advisor Shares – Before Taxes	12.96%		7.04%
Investor Shares – Before Taxes	12.76%		6.88%

^	The Institutional Shares and the Advisor Shares of the Predecessor Fund commenced operations on November 29, 2017. Investor Shares commenced operation on June 28, 2019.
*	Index returns shown are net of withholding taxes.
**

Effective January 28, 2022, the custom benchmark is the Fund’s primary benchmark and replaces all four of the Fund’s prior benchmark indices. JOHCM (USA) Inc believes that the custom benchmark is more representative of the Fund’s investment strategies and provides investors with a more useful point of comparison than the Fund’s current benchmarks.

Portfolio Management

Investment Adviser

The Fund’s investment adviser is JOHCM (USA) Inc (the “Adviser”).

Portfolio Managers

Giorgio Caputo

Senior Fund Manager

Length of Service: Since November 29, 2017*

Adam Gittes

Senior Fund Manager

Length of Service: Since November 23, 2020*

Robert Hordon, CFA

Senior Fund Manager

Length of Service: Since November 29, 2017*

*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on July 19, 2021.

Buying and Selling Fund Shares

Minimum Initial Investment

Institutional $1,000,000

Advisor No minimum

Investor No minimum

Class Z $10,000,000

There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.

To Buy or Sell Shares:

JOHCM Funds Trust

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 866-260-9549 (toll free) or 312-557-5913

You can buy or sell shares of the Fund on any Business Day that the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and JOHCM Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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